PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                          STRONG MID CAP GROWTH FUND II

                 Supplement to the Prospectus dated May 1, 2000

Effective  immediately,   the  following  information  replaces  the  first  two
paragraphs under "What are the fund's principal investment strategies?" on page 1 of the fund's prospectus:

The MID CAP GROWTH FUND II invests, under normal market conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment.

The fund can invest in futures and options transactions for hedging and risk management purposes. Also, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. When the fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. The managers' decision to engage in this hedging strategy will reflect the managers' judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

          The date of this Prospectus Supplement is December 26, 2000.